Exhibit 99.2

The leading e - commerce FinTech platform focused on nonprime consumers INVESTOR PRESENTATION DECEMBER 2020

| 2 Contents 07 MEET KATAPULT 14 MARKET INSIGHTS 17 THE KATAPULT SOLUTION 33 GROWTH STRATEGY 35 FINANCIAL PERFORMANCE 39 VALUATION & BENCHMARKING 43 APPENDIX 26 TECHNOLOGY POWERING KATAPULT

DISCLAIMER

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Katapult Holdings, Inc. ("Katapult") and FinServ Acquisition Corp. ("FinServ") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will FinServ, Katapult or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. None of FinServ or Katapult has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Katapult or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Katapult and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward Looking Statements

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Katapult's and FinServ's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult and FinServ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of FinServ or Katapult is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Katapult; risks related to the concentration of Katapult's business among a relatively small number of merchants; the effects of competition on Katapult's future business; the impact of the COVID-19 pandemic on Katapult's business; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in FinServ's final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in each case, under the heading "Risk Factors," and other documents of FinServ filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of FinServ or Katapult presently know or that FinServ or Katapult currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FinServ's and Katapult's expectations, plans or forecasts of future events and views as of the date of this Presentation. FinServ and Katapult anticipate that subsequent events and developments will cause FinServ's and Katapult's assessments to change. However, while FinServ and Katapult may elect to update these forward-looking statements at some point in the future, FinServ and Katapult specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FinServ's and Katapult's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Presentation is based on the estimates of Katapult and FinServ management. Katapult and FinServ obtained the industry, market and competitive position data used throughout this Presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Katapult and FinServ believe their estimates to be accurate as of the date of this Presentation. However, this information may prove to be inaccurate because of the method by which Katapult or FinServ obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

Use of Projections

This Presentation contains projected financial information with respect to Katapult. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

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Katapult

DISCLAIMER

Important Information And Where To Find It

In connection with the Proposed Business Combination, FinServ intends to file a registration statement on Form S-4, including a proxy statement/prospectus (the "Registration Statement"), with the Securities and Exchange Commission (the "SEC"), which will include a preliminary proxy statement to be distributed to holders of FinServ's common stock in connection with FinServ's solicitation of proxies for the vote by FinServ's stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Katapult's stockholders in connection with the Proposed Business Combination. After the Registration Statement has been declared effective, FinServ will mail a definitive proxy statement/prospectus, when available, to its stockholders and Katapult's stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about FinServ, Katapult and the Proposed Business Combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by FinServ through the website maintained by the SEC at http://www.sec.gov.

No Offer Or Solicitation

This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Katapult and FinServ or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act") and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Participants In The Solicitation

FinServ and Katapult and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of FinServ in its Annual Report on Form 10-K, filed with the SEC on March 27, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Proposed Business Combination. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement or any other document to be filed by FinServ with the SEC. Some of the financial information and data contained in this Presentation, such as earnings before income taxes, depreciation and amortization ("EBITDA"), have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). FinServ and Katapult believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Katapult's financial condition and results of operations. Katapult's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. FinServ and Katapult believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Katapult's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Katapult is not able to forecast net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP, and therefore has not provided a reconciliation for forward-looking EBITDA. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Katapult's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Katapult's audited financial statements, which will be included in the Registration Statement.

Trademarks And Intellectual Property

All trademarks, service marks, and trade names of Katapult or FinServ or their respective affiliates used herein are trademarks, service marks, or registered trade names of Katapult or FinServ, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with Katapult or FinServ, or an endorsement or sponsorship by or of Katapult or FinServ. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Katapult or FinServ will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

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FinServ Acquisition Corp.

FinServ Acquisition Corp. ("FinServ"), a publicly traded company (Nasdaq: FSRV) founded by Lee Einbinder and Howard Kurz, raised $250 million on November 5, 2019 to acquire a FinTech business

ACQUISITION CRITERIA	Katapult
→ Proven business model with ability to compete over the business cycle	✓
→ Management team with a proven track record of driving revenue growth, enhancing margins, and creating shareholder value	✓
→ Demonstrated organic growth with capacity for add-on acquisitions to increase shareholder value	✓
→ Positive EBITDA and earnings or a clear pathway to achieve positive results in near term	✓
→ Businesses that can transition successfully to increasingly digital applications	✓
→ Capital light model business model that does not significantly rely on cash infusions from the capital markets	✓
→ Valuation metrics easily understood by investors	✓
→ Readiness of management team and company to be public	✓

Katapult



LEE EINBINDER

CEO

- → Leading investment banker in the FinTech and financial services industry for over 30 years, most recently at Barclays and Lehman Brothers
- → Led numerous mergers and acquisition deals, aggregating over $100 billion in the FinTech and financial services industry
- → Worked on many of the most notable financial services IPOs over the last 30 years



HOWARD KURZ

CFO

- → Founder and former CEO of Lily Pond Capital Management, an alternative investment firm, operating an array of private equity and hedge funds
- → Served as Managing Director at The Royal Bank of Scotland Plc. and Lehman Brothers

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| 6 → Implied enterprise value of $ 993 million and equity value of $ 962 million (assuming net debt of $32 million) → Transaction expected to be funded through a combination of FSRV’s $250 million cash in trust and $150 million of PIPE financing 1 → Net proceeds from the transaction used to pay cash consideration to selling shareholders and transaction expenses with $50 million being placed on balance sheet → Current shareholders of Katapult to maintain approximately 53% pro forma ownership → Closing expected in the first half of 2021, subject to customary regulatory approvals Illustrative Post - Transaction Ownership Breakdown 1 Public Stockholder Shares SPAC Sponsor Shares PIPE Investors Seller Rollover Shares 53% 26% 5% 16% → Transaction represents 14.1x 2021 EBITDA, 6.6x 2022 EBITDA and 2.2x 2021 revenue Notes: Projections use Katapult estimates. With respect to Katapult projections , see Slide 37; 1. Assumes no redemptions from trust. Transaction Overview

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| 8 Presenters ORLANDO ZAYAS Katapult CEO KARISSA CUPITO Katapult CFO

Katapult

Katapult is an e-commerce focused FinTech company offering an innovative lease financing solution to consumers and enabling essential transactions at the merchant point of sale

→ Consumers gain access to high quality e-commerce retailers and the ability to obtain the items they need

→ Merchants gain access to a new customer base driving material revenue growth

QUICK FACTS

E-COMMERCE LEADER

Over 150 online merchants on platform

GROWING CONSUMER BASE

1.4 Million+ Approved

ACCELERATED GROWTH

100%+ origination growth for 3 consecutive years

SOLID PROFITABILITY

Projected EBITDA of $40M+ in 2020E and $70M+ in 2021E

SPEED & CONVENIENCE

Decisioning in less than 5 seconds

CUSTOMER SATISFACTION

Net Promoter Score Return of +47

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| 10 Katapult provides underserved nonprime consumers the flexibility they deserve to access the durable goods they need E - COMMERCE MERCHANTS UNDERSERVED CONSUMERS Recurring lease payments over time Upfront funding 38% of US Consumers 1 Nonprime and Underserved Next - Generation Tech Machine Learning Powered Financing Program $180 Billion in 2020 2 2020E E - Commerce Durable Goods Spend 1. Federal Reserve Bank of New York, Unequal Access to Credit: The Hidden Impact of Credit Constraints, September 2019; 10.5% of US adult population does not have credit and 30.5% of the formal credit economy (89.5% of adult population) have subprime credit; 97 million consumers with non - prime credit out of adult population of 252 million. 2. Wall Street equity research, June 2020. Includes Home & Furniture, Electronics, and Automotive categories.

| 11 MISSION

| 12 Key Investment Highlights Massive, Underserved Addressable Market Supported by powerful consumer and retail trends Proprietary Technology Platform Platform provides scalability, operational efficiency and competitive differentiation Proven Management Team Experienced leadership team Clear And Compelling Value Proposition 2 - sided value proposition to both merchants & consumers Embedded In E - commerce Ecosystem Significant e - commerce merchant and partner penetration Unique Financial Profile Attractive financial profile featuring scale, growth & profitability

($11) $40 $70 $151 $216 ($19) $27 $47 $95 $142 2019A 2020E 2021E 2022E 2023E $88 $201 $402 $606 $867 2019A 2020E 2021E 2022E 2023E $92 $250 $455 $799 $1,133 2019A 2020E 2021E 2022E 2023E | 13 Financial Overview BLUE - CHIP MERCHANTS INDUSTRY - LEADING PARTNERS & PLATFORMS SCALED, FINTECH COMPANY STRONG GROWTH TRAJECTORY LEADING PROFITABILITY LTO Originations $Millions ‘19 - ’23E CAGR 77% Revenue ’20 - ’23E CAGR 75% $Millions $Millions NM 16% / 11% 19% / 12% 19% / 13% EBITDA / Net Income Margins Source: Company estimates. ’19 - ’23E CAGR 87% 15% / 10%

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Katapult

Massive Segment of Essential Consumer Spend

DURABLE GOODS E-COMMERCE MARKET[1]

~$180B 2020E → **~$300B** 2023E

UNDERSERVED CONSUMERS NEED "PAY OVER TIME" OPTIONS

38%[2] of U.S. consumers underserved by prime credit products

67%[3] of those with a FICO score <700 need a pay-over-time financing option



$40-50 Billion[4]

E-commerce durable goods market opportunity targeting an underserved population

<1%

of 2020E durable goods e-commerce market currently captured by Katapult[5]

1. Wall Street equity research, June 2020. Includes Home & Furniture, Electronics, and Automotive categories. 2. Federal Reserve Bank of New York, Unequal Access to Credit: The Hidden Impact of Credit Constraints, September 2019; 10.5% of US adult population does not have credit and 30.5% of the formal credit economy (89.5% of adult population) have subprime credit; 97 million consumers with non non-prime credit out of adult population of 252 million. 3. FDIC National Survey of Unbanked and Underbanked Households, 2017. 4. Calculated by multiplying ~$180 billion market for online retail across electronics, furniture, appliances and other durables (Wall Street research, June 2020) by 38% of the US consumers underserved by prime credit products (see footnote 1) by 67% of those with FICO <700 need pay-over-time financing option (see footnote 2). 5. Based on 2020E originations.

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E - Commerce Born & Bred Sole e - commerce financing platform focused on nonprime consumers Robust Consumer, Merchant & Partner Ecosystem Solving critical consumer pain points and driving significant upside for merchants Proprietary Technology Platform Flexible, automated and customizable tech increases efficiency and supports merchant and consumer preferences Highly Predictive Risk Model Proprietary risk models significantly outperform industry standards | 16 Katapult is the only nonprime consumer POS lease financing platform focused on e - commerce WHY WE WIN PRIMARILY IN - STORE PRIMARILY ONLINE PRIME FOCUSED NONPRIME FOCUSED Our highly scalable platform driven by proprietary technology delivers unmatched value to both consumers and merchants

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| 18 E - Commerce Born and Bred 1 Pure Click to Ship Simple application and transparent checkout process makes our lease - to - own financing option easy and understandable 2 100% Digital Systems, interactions and payments are all digital, giving customers and merchants flexibility while enabling growth at scale 3 Seamless & Efficient Process Entire experience is efficient, transparent and seamless

| 19 Our proprietary tech solution drives a virtuous cycle of engagement between consumers and merchants Our platform solves critical consumer pain points and drives higher conversion for merchants. We are transforming the way nonprime consumers shop and how merchants access this underserved segment. CONSUMER CHECKOUT MERCHANT INTEGRATION LOYALTY MARKETING Off - the - shelf solutions Platform plugins Prime lender partnerships

| 20 Clear and Compelling Value to Consumers POWERED BY KATAPULT’S PROPRIETARY END - TO - END TECHNOLOGY PLATFORM Enables the lease - purchase of durable goods No credit score required Fully - automated approval in <5 seconds Digitally native platform, anyone, anywhere access Simplified ‘click - to - ship’ lease process Flexible and transparent payment options, no late fees

| 21 Katapult’s tech - powered platform delivers superior pricing to consumers for necessary goods MAXIMUM FINANCED COST CASH PRICE GE Top Mount Refrigerator P.C. Richard & Son Price: $639 $716 1 $1,323 2 Katapult $1,146 3 $1,819 4 Legacy, Branch - based LTO Competitor $639 5 $1,838 6 Private Label Credit Card Note: Katapult offers a lease - to - own solution, not traditional financing or credit; 1. Includes $45 origination fee and 5% fee; 2. Assumes 2.0x multiple on original $639 price and $45 origination fee; 3. Cash price listed on LTO competitor website for comparable refrigerator using Plano, TX as customer location; 4. Cost - to - own price listed on LTO competitor website for comparable refrigerator using Plano, TX as customer location; 5. Assumes credit card balance is paid off; 6. Assumes interest ra te of 29.99% and consumer pays minimum monthly payment of 3% until balance paid off.

FIRST 90 DAYS → During the first 90 days an option is available to buyout for the cash price plus 5% fee 1 Flexible & Transparent Payment Options Drive Customer Loyalty POST 90 DAYS → An early purchase option is available anytime after the initial 90 days allowing consumer to purchase for significantly less than the full - term cost to own FULL TERM → Payments made over the full lease term equal on average 2x the lease origination amount No late fees. Ever. | 22 1. Except in California where same - as - cash price is offered during 90 days pursuant to applicable law.

| 23 Access to new shoppers drives incremental sales and lowers customer acquisition cost Higher repeat purchase rates (~45%) Multiple integration options – flexibility to address broad range of merchants Treating customers with respect – high customer satisfaction (+47 NPS) SELECT MERCHANT PARTNERS 150+ total merchants Clear and Compelling Value to Merchants Our solution empowers merchants to more efficiently promote and move inventory Higher conversion rates reduce abandoned carts

Katapult

SELECT PARTNER INTEGRATIONS

Partner	# of Eligible Merchants[1]
affirm	~900
BigCommerce	~600
Magento	~1,600
nopCommerce	~70
opencart	~100
shopify	~1,900
WooCommerce	~1,400

Low single digit penetration provides significant embedded upside potential

1. Merchants with >$5mm revenue in relevant goods segments.

Differentiated technology and integration capabilities wins merchants

DIRECT INTEGRATION

→ Off-the-shelf & custom integration options

→ Self-identifying customers easily find their purchasing option

PLATFORM INTEGRATION

→ Plugins with all leading e-commerce platforms

→ Integrations as fast as 30 minutes for merchants

PRIME LENDING PARTNERSHIP INTEGRATION

→ Highly successful integration experience with financing waterfall

→ Complementary service to significantly enhance prime partner offerings

→ Offering both direct and waterfall integrations leads to a 97% increase in applications as well as a 3.5% increase in take rates over waterfall only integration

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Katapult

Illustrative Prime Lending Partnership Opportunity & Waterfall Effect

1 Million
PRIME LENDER APPLICATIONS

~65% DECLINE RATE → 650,000 WATERFALL APPLICATIONS

~60% KATAPULT APPROVAL RATE → 390,000 APPROVALS

~60% CONVERSION RATE → 195,000 INCREMENTAL LEASES X $600 Avg. Order Value → ~$117 Million ANNUAL EMBEDDED INCREMENTAL ORIGINATIONS PER 1 MILLION PRIME LENDER APPLICATIONS

CASE STUDY

- 50+ merchant integrations and growing
- Only non-prime provider on platform
- Katapult partnership leads to higher approval rates for merchants
- No additional information required from customers to apply and checkout
- Consumer-friendly collection processes and no late fees

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PRE - DECISIONING POST - DECISIONING Identity and Fraud Decisioning Engine POS Integration Behavioral Learning Model (proprietary Katapult Score) Payment System Real - time Insights Security Proprietary Customer Scoring Merchant Portal Customer Portal Digital Customer Support | 27 End - to - End Technology Enabled E - Commerce Platform Robust API Library

INTUITIVE USER INTERFACE A Seamless Digital Consumer Experience | 28 FLEXIBLE & TRANSPARENT PAYMENT OPTIONS → Digitally native, mobile - ready → Easy 3 - step application → Simple information requirements → Multiple payment options available → Immediate shipping after initial payment → On - demand access to lease management portal

| 29 CUSTOMER MARKETING SUPPORT Technology is at the core of everything we do - simplifying the financing process and driving repeat transactions MERCHANT INTEGRATION Flexible API Options Platform Extensions Omni - channel Portal Hosted Portal Acquisition Retention Conversion Repeat as fast as <30 min Initial Merchant Integration ~45% Repeat Customer Rate and Growing

Our proprietary risk model translates to higher approval rates and higher contribution margin

Katapult

UNDERWRITING INPUTS

7
Min. User Inputs

~100
Gathered User Attributes

~2,000
3rd Party Data Elements

SELECTED ATTRIBUTES FOR DECISIONING

- Lease history
- Prior payment behavior
- Behavioral biometrics
- Shopping behavior
- Mobile device information
- Cart information

UNDERWRITING PROCESS

- Sophisticated behavioral learning mitigates credit and fraud risks
- Behavioral biometrics, device and location recognition
- <5 seconds approval decision using AI inspired machine learning
- Proprietary real time performance data and tracking
- Flexibility and concentration risk mitigation in changing credit environments and economic cycles

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0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% TRUE POSITIVE RATE FALSE POSITIVE RATE | 31 Katapult’s highly predictive proprietary score outperforms the industry Immediate Approvals with No Credit Check Less Than 3% Fraud Rates Across the Portfolio Recover 80 – 90% of Lease Cost on Charge - Offs Sophisticated Machine Learning Katapult Score Fraud Point Score by 3rd Party Off - the - Shelf Shaded region represents the amount by which Katapult Score outperforms 3rd Party Off - the - Shelf Score For example, at a cutoff that approves 70% of true good payers, the Katapult score will have a 23% false positive rate while 3 rd Party Off - the - Shelf score will be 57%

| 32 Source: Company estimates. Note: Return on leases indexed to Q4 2018 value. + 28% + 35% + 40% 1H'19 2H'19 1H'20 Our platform performs better as we grow INDEXED RETURN ON LEASES TECH AND DATA DRIVES RESULTS → Repayment history → Approval limit utilization → Lifetime value As additional data from new leases is continuously incorporated into our algorithms and business practices, lease performance improves Our continuous learning for underwriting, payments and collections are powered by 5+ years of transaction history on over 500,000 lease - to - own transactions:

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| 34 DEEPEN RELATIONSHIPS WITH EXISTING MERCHANTS CONTINUED E - COMMERCE ADOPTION PRODUCT ENHANCEMENTS AND NEW PRODUCT DIVERSIFICATION NEW MERCHANT & PARTNER POS INTEGRATIONS MERCHANT CO - MARKETING & DYNAMIC CONSUMER SCORING MODELS We have already achieved significant scale and are just getting started Significant Levers For Continued Organic Growth FURTHER PARTNER PLATFORM PENETRATION DATA ANALYTICS SERVICES TO MERCHANTS & PARTNERS

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($11) $40 $70 $151 $216 ($19) $27 $47 $95 $142 2019A 2020E 2021E 2022E 2023E $92 $250 $455 $799 $1,133 2019A 2020E 2021E 2022E 2023E $88 $201 $402 $606 $867 2019A 2020E 2021E 2022E 2023E | 36 ORIGINATIONS $Millions ’19 - ’23E CAGR 77% ’19 - ’23E CAGR 87% REVENUE $Millions EBITDA & NET INCOME $Millions Highly Attractive Scale, Growth and Profitability ’20 - ’23E CAGR 75% Source: Company estimates. EBITDA Net Income

| 37 Powerful Business Model that Generates Profitable Growth FINANCIAL OVERVIEW $Millions 2019A 2020E 2021E 2022E 2 2023E LTO Originations $88 $201 $402 $606 $867 Revenue $92 $250 $455 $799 $1,133 EBITDA 1 ($11 ) $40 $70 $151 $216 Net Income 1 ($19 ) $27 $47 $95 $142 KEY METRICS Origination Growth 101% 129% 100% 51% 43% Revenue Growth 111% 171% 82% 76% 42% EBITDA Growth N/M N/M 74% 114% 43% EBITDA Margin N/M 16% 15% 19% 19% Source: Company estimates. 1. EBITDA and net income include public Company costs from 2021E onwards and exclude impact of stock compensation, non - cash income tax provisions and one - time nonrecurring expenses ; 2. Includes 53 weeks.

The image part with relationship ID rId3 was not found in the file. LIQUIDITY Expected 2020 year - end cash position of $60 million Total committed credit facilities of $175 million with accordion feature for an additional $125 million borrowing capacity → First lien asset backed facility of $ 125 million with $78 million drawn → Additional accordion feature for an additional $125 million borrowing capacity → Term note of $50 million No incremental leverage expected going forward except for asset backed facility supporting growth in lease portfolio Liquidity Framework and Capital Allocation CAPITAL ALLOCATION STRATEGY Continued investment to accelerate growth in the business and working capital requirements New product and development launches Incremental acquisition opportunities for complementary capabilities Excess cash available for reduction of debt and/or capital return to shareholders | 38

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Katapult

Point of Sale Payment Peers

	Description	Non-Prime Focus	E-Commerce Centric	High Growth
Katapult	→ The only LTO company focused almost exclusively on e-commerce → Growing at very compelling rates, which should continue for the foreseeable future	✓	✓	✓
affirm	→ FinTech services company offering installment loans at the point of sale → Submitted a draft registration statement on Form S-1 relating to its proposed IPO	X	✓	✓
afterpay	→ Technology-driven payments solutions, targeting millennials → Australian-listed public company	X	✓	✓
sezzle	→ Buy-now, pay later, fully integrated e-commerce payment platform → Australian-listed public company	✓	✓	✓
PayPal	→ Tech platform for digital payments, supporting payments & withdrawal of funds → Offering buy now, pay later service through "bill-me-later" → Offers marketplaces and commerce platforms payment processing capabilities	X	✓	X
REPAY	→ Integrated payment processing tech solutions platform for bespoke transactions → Provides electronic transaction processing services for retail merchants	✓	✓	X
Progressive Leasing	→ Virtual LTO, offers services through kiosks and retail stores → Limited e-commerce capability	✓	X	X

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79% IPO filed 52% 47% 19% 20% 12% | 41 ‘ 20E - ‘ 22E REVENUE CAGR Source: Company information, FactSet. Note: Market data as of 12/15/2020 . Estimates represent FactSet median consensus . Superior Growth Rate to Peers 93% IPO filed 108% NM 20% 21% 8% ‘ 20E - ‘ 22E EBITDA CAGR The image part with relationship ID rId8 was not found in the file. The image part with relationship ID rId10 was not found in the file. The image part with relationship ID rId12 was not found in the file. The image part with relationship ID rId14 was not found in the file. The image part with relationship ID rId16 was not found in the file. The image part with relationship ID rId18 was not found in the file. The image part with relationship ID rId20 was not found in the file.

35.3x 27.2x 10.1x 14.1x 29.4x 23.2x 8.9x 6.6x 30.4x 8.7x 10.2x 11.9x 1.3x 2.2x 21.2x 6.3x 8.6x 10.1x 1.1x 1.2x EV / 2021E EBITDA EV / 2022E EBITDA | 42 Attractive Entry Valuation Source: Company filings, FactSet, industry research. Note: Market data as of 12/15/2020 .. Estimates represent FactSet median consensus. 1. Publicly filed as of 11/18/2020. >50.0x >50.0x IPO filed 1 IPO filed 1 EV / 2021E Revenue EV / 2022E Revenue Negative EBITDA 19% IPO filed 79% ’20 - ’22 REVENUE CAGR 52% 47% 12% 20% The image part with relationship ID rId6 was not found in the file. The image part with relationship ID rId8 was not found in the file. The image part with relationship ID rId10 was not found in the file. The image part with relationship ID rId12 was not found in the file. The image part with relationship ID rId14 was not found in the file. The image part with relationship ID rId16 was not found in the file. The image part with relationship ID rId18 was not found in the file. The image part with relationship ID rId6 was not found in the file. The image part with relationship ID rId8 was not found in the file. The image part with relationship ID rId10 was not found in the file. The image part with relationship ID rId12 was not found in the file. The image part with relationship ID rId14 was not found in the file. The image part with relationship ID rId16 was not found in the file. The image part with relationship ID rId18 was not found in the file.

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| 44 Payments set up to match consumers’ pay dates on a weekly, biweekly, semi - monthly or monthly payment schedule No credit score required for approval $45 initial fee allows consumers to enjoy their leased items immediately 1 Path to ownership over term of the lease: pay over time, early purchase at a discount, or return items $100 – $3,500 10 – 18 months ~2.0x cash price New and used durable goods and the accessories to support them Lease to Own Product Overview Our consumer - centric offering is differentiated, simple, transparent and fast Leasable Amount Leasable Products Payment Term Lease Multiple Initial Fee Credit Requirement Payment Frequency Ownership Optionality 1. Initial fee applies to the lease cost where required pursuant to applicable law.

| 45 The image part with relationship ID rId3 was not found in the file. The image part with relationship ID rId5 was not found in the file. PRO FORMA ENTERPRISE VALUATION AT CLOSE $Millions, except for Share Price Katapult Illustrative Share Price $10.00 Shares Outstanding 2 96.2m Equity Value $ 962 (+) Net Debt 3 $32 Enterprise Value $ 993 2021E EV/EBITDA 14.1x 2022E EV/EBITDA 6.6x 2021E EV/Revenue 2.2x ESTIMATED TRANSACTION SOURCES & USES $ Millions Proposed Sources FinServ Cash $250 FinServ Shares Issued to Seller 508 PIPE Financing 150 Cash from Balance Sheet 18 Total Sources $926 Proposed Uses Cash Consideration to Seller $ 325 FinServ Share Issuance to Seller 508 Cash to Balance Sheet 50 Transaction Expenses 1 43 Total Uses $926 Transaction Overview 1. Transaction expenses includes deferred FSRV IPO fees and other fees and expenses for both FSRV and selling shareholders . 2 . Assumes no redemptions from trust. Excludes 1.5 million sponsor shares subject to an earnout at $12.00 and $14.00 and 7.5 million seller shares subject to an earnout at $12.00 and $14.00. Excludes impact of 12.5 million public warrants and 0.3 million private placement warrants (struck at $ 11.50). Excludes shares and options to be issued as part of a new long term incentive plan. 3. Net debt of $32 million includes $50mm of proceeds from this transaction, $65 million of unrestricted cash, $18 million of Seller’s transaction expenses, and $129 million outstanding on the first lien and second lien credit facilities.

| 46 Unaudited Historical Income Statement Nine Months Ended September 30, $Millions 2019A 2020A Selected Income Statement Total Revenue 1 $60 $175 Cost of Revenue $52 $124 Gross Profit $8 $51 Servicing Costs, Underwriting Fees & Processing Fees $6 $8 Operating Expenses 2 $12 $14 Income (Loss) from Operations ($9) $29 Interest Expense & Other 3 $6 $10 Net Income (Loss) ($16) $19 Note: All figures rounded to the nearest million; 1 . Revenue includes rental revenue, other fees and service fees; 2. Operating expenses include general & administrative, professional & consulting fees and technology & data analytics costs; 3. Other includes loss on extinguishment of debt and provision for income taxes.

| 47 Unaudited Historical Balance Sheet As Of $Millions 12/31/2019 9/30/2020 Selected Balance Sheet Cash $8 $36 Restricted Cash $5 $3 Property Held for Sale, Net of Accumulated Depreciation & Impairment $35 $66 Other Assets 1 $2 $3 Total Assets $49 $108 Revolving Line of Credit $40 $73 Other Debt $23 $23 Other Liabilities 2 $10 $16 Total Liabilities $73 $113 Total Shareholders Equity / Deficit (Including Preferred Shares) ($24) ($5) Note: All figures rounded to the nearest million; 1 . Includes accounts receivable, prepaid expenses, other current assets, property & equipment, security deposits and capitalized software & intangible assets; 2. Includes accounts payable, accrued liabilities and unearned revenue.

| 48 Katapult’s Proven Leadership Team ORLANDO ZAYAS Chief Executive Officer → Joined Katapult in Sept 2017 → Past: CEO of TEMPOE & DRB Financial Solutions → Executive at General Electric for 15 years KARISSA CUPITO Chief Financial Officer → Joined Katapult in Dec 2017 → Past: CFO of TEMPOE → 10+ years in financial leadership → CPA & Masters in Accountancy DEREK MEDLIN Chief Operations Officer → Joined Katapult in Jul 2017 → Past: Executive Director at J.P. Morgan and Chase → 10+ years in operations and strategy ROLANDO DE GRACIA Chief Commercial Officer → Joined Katapult in Dec 2020 → Past: Business Development Executive at Alliance Data → 15+ years in corporate development CHANDAN CHOPRA Chief Technology Officer → Joined Katapult in Apr 2018 → Founder of KlevrLend → Past: CTO of Balance Credit and Essential Lending FANGQIU SUN Chief Credit Officer → Joined Katapult in Oct 2018 → Past: Executive Director of Strategic Analytics & Risk Management at J.P. Morgan → VP of Credit Risk Management & Decision Science at CNG Holdings, Inc.

| 49 Katapult’s Board of Directors ORLANDO ZAYAS Chief Executive Officer → Joined Katapult in Sept 2017 → Past: CEO of TEMPOE & DRB Financial Solutions → Executive at General Electric for 15 years BRIAN HIRSCH Director → Co - founder & Managing Partner of Tribeca Venture Partners → Past: Founder & Managing Director of the venture arm of Greenhill & Co (NYSE: GHL) GENE LOCKHART Director → Chairman & Managing Partner of MissionOG → Past: President & CEO of MasterCard International DON GAYHARDT Director → President & CEO of Curo → 25+ years of experience in short - term credit with a history of completing large acquisitions and complex financial transactions BRUCE K. TARAGIN Director → Managing director at Blumberg Capital → Past: Co - founded and held senior management positions within several technology companies